UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02              Results of Operations and Financial Condition.

On February 19, 2015, TESARO, Inc. issued a press release announcing its operating results for the quarter and year ended December 31, 2014.  A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.  TESARO, Inc. has scheduled a conference call and webcast for 4:15 p.m. Eastern time on February 19, 2015 to discuss its operating results for the quarter and year ended December 31, 2014, and slides for that call are attached to this report as Exhibit 99.2 and are incorporated herein by reference.

The information contained in this report, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section.  Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	TESARO, Inc. press release dated February 19, 2015 announcing operating results for the quarter and year ended December 31, 2014.

99.2	TESARO, Inc. slides for February 19, 2015 conference call and webcast for the quarter and year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

	By:	/s/ Timothy R. Pearson
Timothy R. Pearson
Executive Vice President and Chief Financial Officer

Dated: February 19, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	TESARO, Inc. press release dated February 19, 2015 announcing operating results for the quarter and year ended December 31, 2014.

99.2	TESARO, Inc. slides for February 19, 2015 conference call and webcast for the quarter and year ended December 31, 2014.